HIMCO VIT American Funds Global Growth Fund

Supplement to Summary Prospectus dated April 30, 2015

November 19, 2015

Effective November 1, 2015, the information under the heading "Portfolio Manager for the Master Fund" in the "Management" section of the summary prospectus is amended in its entirety to read as follows:

Portfolio Managers for the Master Fund

Portfolio Manager for the Master Fund/Title (if applicable)	Primary Title with CRMC (or Affiliate)	Experience in the Master Fund
Patrice Collete	Partner – Capital World Investors	Less than 1 year
Isabelle de Wismes	Partner – Capital World Investors	3 years
Galen Hoskin	Partner – Capital World Investors	2 years
Jonathan Knowles	Partner – Capital World Investors	2 years

Keep this supplement with your summary prospectus